UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2024

EyePoint Pharmaceuticals, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-51122	26-2774444
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

480 Pleasant Street
Watertown, Massachusetts		02472
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 926-5000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	EYPT	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On January 10, 2024, EyePoint Pharmaceuticals, Inc. (the “Company”) posted an updated investor presentation on its website at www.eyepointpharma.com which included certain financial information as of December 31, 2023. A copy of the presentation is filed herewith as Exhibit 99.1 and is incorporated by reference herein.

Item 8.01 Other Events.

On January 10, 2024, the Company issued a press release announcing the first patient dosed in phase 2 of the clinical trial of EYP-1901 for the treatment of diabetic macular edema ("DME"). A copy of the press release is attached hereto as Exhibit 99.2 and incorporated by reference herein.

The information set forth in Item 2.02 of this Current Report on Form 8-K is incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1 99.2	Investor Presentation of EyePoint Pharmaceuticals, Inc. dated January 10, 2024 Press Release of EyePoint Pharmaceuticals, Inc. dated January 10, 2024
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EYEPOINT PHARMACEUTICALS, INC.

Date:	January 10, 2024	By:	/s/ George O. Elston
George O. Elston Executive Vice President and Chief Financial Officer